UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 8, 2012 (November 2, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 2, 2012, Magnum Hunter Resources Corporation (the “Company”) entered into a Deposit Agreement (the “Deposit Agreement”) with American Stock Transfer & Trust Company, LLC, as depositary (the “Depositary”), on behalf of the holders from time to time of the depositary receipts described therein. The Deposit Agreement governs the deposit of shares of a new 8.0% Series E Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Series E Preferred Stock”) with the Depositary and the issuance by the Depositary of the corresponding depositary shares (the “Depositary Shares”), with each Depositary Share representing 1/1,000th of a share of the Series E Preferred Stock. A copy of the Deposit Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.02              Unregistered Sale of Equity Securities.

As previously announced, on October 24, 2012, Triad Hunter, LLC (“Triad Hunter”), a wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Viking International Resources Co., Inc. (“Virco”), all of the stockholders of Virco (the “Sellers”), and solely for the purposes set forth therein, the Company, pursuant to which Triad Hunter agreed to purchase from the Sellers all of the outstanding capital stock of Virco (the “Virco Shares”). On November 2, 2012, the closing of the purchase and sale of the Virco Shares was consummated.

Pursuant to the Stock Purchase Agreement, the purchase price for the Virco Shares was approximately $106.7 million, of which approximately $37.3 million was payable in cash and approximately $69.4 million (based on liquidation preference) was payable in the form of approximately 2,774,850 Depositary Shares, representing 2,774.85 shares of Series E Preferred Stock.  188,000 of the Depositary Shares paid at closing were deposited with the escrow agent designated under the Stock Purchase Agreement (the “Escrow Agent”) for purposes of satisfying the Sellers’ indemnification obligations under the Stock Purchase Agreement. The issuance of the Depositary Shares (and the related issuance of the underlying shares of Series E Preferred Stock to the Depositary) was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) promulgated thereunder. The issuance of the shares of the Company’s common stock upon the conversion of the Series E Preferred Stock (if any) are expected to be issued pursuant to an applicable exemption from registration under the Securities Act.

The information in Item 3.03 and Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 3.03              Material Modification to Rights of Security Holders.

In connection with the closing of the purchase and sale of the Virco Shares as described under Item 3.02 and Item 8.01, the Company filed a Certificate of Designations of Rights and Preferences of the Series E Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on November 2, 2012.

The Series E Preferred Stock is junior to the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock and the Company’s 8.0% Series D Cumulative Preferred Stock in respect of dividends and distributions upon liquidation. Each share of Series E Preferred Stock has a stated liquidation preference of $25,000 and a dividend rate of 8.0% per annum (based on the stated liquidation preference), is convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference divided by a conversion price of $8.50 per share (subject to anti-dilution adjustments in the case of stock dividends, stock splits, and combinations of shares), and is redeemable by the Company under certain circumstances.

Accordingly, each Depositary Share, which represents 1/1,000th of a share of Series E Preferred Stock, has a stated liquidation preference of $25.00 and a dividend rate of 8.0% per annum (based on the stated liquidation preference), is similarly convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference divided by a conversion price of $8.50 per share (subject to corresponding anti-dilution adjustments), and is also redeemable by the Company under certain circumstances.

The foregoing description of the Series E Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On November 5, 2012, the Company issued a press release announcing the closing of the Virco acquisition.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01.             Other Events.

As described in Item 3.02 above, on October 24, 2012, Triad Hunter entered into the Stock Purchase Agreement with Virco, the Sellers, and the Company, pursuant to which Triad Hunter agreed to purchase from the Sellers the Virco Shares.  On November 2, 2012, the closing of the purchase and sale of the Virco Shares was consummated. As previously indicated, the purchase price for the Virco Shares was approximately $106.7 million, of which approximately $37.3 million was payable in cash and approximately $69.4 million (based on liquidation preference) was payable in the form of approximately 2,774,850 Depositary Shares, representing 2,774.85 shares of Series E Preferred Stock.  188,000 of the Depositary Shares paid at closing were deposited with the Escrow Agent for purposes of satisfying the Sellers’ indemnification obligations under the Stock Purchase Agreement.  The Series E Preferred Stock is described in more detail under Item 3.03 and such description is incorporated by reference into this Item 8.01.

The foregoing summaries of the completion of the acquisition of the Virco Shares, the consideration payable therefor, and the Series E Preferred Stock do not purport to be complete and are subject to, and qualified in their entirety by, the Stock Purchase Agreement and the Certificate of Designations, copies of which are attached hereto as Exhibit 2.1 and Exhibit 3.1, respectively, and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of October 24, 2012, by and among Triad Hunter, LLC, Viking International Resources Co., Inc., all of the stockholders of Viking International Resources Co., Inc., and solely for the purposes set forth therein, Magnum Hunter Resources Corporation (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on October 30, 2012, and incorporated herein by reference)*

3.1	Certificate of Designations of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of Magnum Hunter Resources Corporation.

4.1

Deposit Agreement, dated as of November 2, 2012, by and among Magnum Hunter Resources Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein.

99.1	Press Release of Magnum Hunter Resources Corporation, dated November 5, 2012

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 8, 2012	By:	/s/ Ronald D. Ormand
	Name:	Ronald D. Ormand
	Title	Executive Vice President and Chief Financial Officer

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of October 24, 2012, by and among Triad Hunter, LLC, Viking International Resources Co., Inc., all of the stockholders of Viking International Resources Co., Inc., and solely for the purposes set forth therein, Magnum Hunter Resources Corporation (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on October 30, 2012, and incorporated herein by reference)*

3.1	Certificate of Designations of Rights and Preferences of the 8.0% Series E Cumulative Convertible Preferred Stock of Magnum Hunter Resources Corporation.

4.1

Deposit Agreement, dated as of November 2, 2012, by and among Magnum Hunter Resources Corporation, American Stock Transfer & Trust Company, as Depositary, and the holders from time to time of the depositary receipts described therein.

99.1	Press Release of Magnum Hunter Resources Corporation, dated November 5, 2012

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Stock Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.